EXHIBIT 4.1

The Parkview Group, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AUTHORIZED: 20,000,000 COMMON SHARES, $.001 PAR VALUE SEE REVERSE FOR This Certifies That CERTAIN DEFINITIONS CUSIP 701520108 Is The Owner Of FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE OF The Parkview Group, Inc. transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent. In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation. Dated: COUNTERSIGNED: CORPORATE STOCK TRANSFER, INC. 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209 By:______________________________________________ Transfer Agent and Registrar Authorized Officer Corporate Graphics LLC Parkview Group, Inc. SECRETARY SEAL PRESIDENT

The Parkview Group, Inc.

Corporate Stock Transfer, Inc.
Transfer Fee: As Required

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	____________________	Custodian for	____________________
				(Cust.)		(Minor)

TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Act of _____________________________________________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received ________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________
Please print or type name and address of assignee

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

                                        Dated ____________________ 20________________

SIGNATURE GUARANTEED:

X______________________________________________

X______________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.